                                                                   EXHIBIT 10.37

TO: The Lenders under the Amended and Restated Credit Agreement (REVOLVING
    CREDIT FACILITY) dated as of May 4, 2001, as amended and in effect through the Third Amendment thereto (the "Agreement"), among Plains Marketing, L.P. ("US Borrower"), All American Pipeline, L.P. and Plains All American Pipeline, L.P., as guarantors, Fleet National Bank, as Administrative Agent, The Toronto-Dominion Bank, as Canadian Agent, PMC (Nova Scotia) Company ("Term Borrower"), Plains Marketing Canada, L.P. ("Canadian Revolver Borrower"), and the Lenders named therein.

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Ladies and Gentlemen:

     Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement, and reference is hereby made to the Agreement for all purposes in connection herewith. This Amendment is a Loan Document.

     All American proposes to purchase certain pipeline assets and equity interests in partnerships owning certain pipeline assets as previously disclosed by US Borrower to Administrative Agent and Lenders (the "Subject Acquisition"). The cash purchase price of the Subject Acquisition is approximately $147,000,000, plus a contingent payment of up to $30,000,000 (the "Contingent Payment Obligation"); provided, in the event certain third-party rights to purchase certain of the assets are exercised (the "First Refusal Rights"), such purchase price will be approximately $114,000,000, plus the Contingent Payment Obligation. The Subject Acquisition does not constitute a Permitted Acquisition and therefore is not permitted under Section 7.7(c) of the Agreement. In addition, clause (C)(iv)(b) of the definition of Permitted Acquisitions set forth in the Agreement generally provides that the aggregate total purchase price for acquisitions that are not otherwise covered by clause (A) or (B) of such definition which exceed $5,000,000 from the date of the Agreement through the US Maturity Date cannot exceed $50,000,000.

     US Borrower is seeking consent to (i) the Subject Acquisition, including the exclusion of the Contingent Payment Obligation as a Liability, and (ii) amend clause (C)(iv)(b) of the definition of Permitted Acquisitions such that only acquisitions after October 25, 2001, excluding the acquisition of the Wapella pipeline system, be included in the aggregate $50,000,000 limitation.

     The undersigned Lender hereby consents to the treatment of the Subject Acquisition as if it were a Permitted Acquisition, and to the exclusion of the Contingent Payment Obligation as a Liability, subject to the following:

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the Subject Acquisition.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the Subject Acquisition, and, except for (i) adjustments in the event of the exercise of the First Refusal Rights, or (ii) revisions accompanied by a corresponding purchase price adjustment, no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) All American, as acquirer, shall have received an environmental indemnity with respect to individual claims greater than $200,000 ("Covered Claims") as follows: (i) 50% of Covered Claims which in the aggregate exceed $2,000,000 but do not exceed $6,000,000, and (ii) 100% of Covered Claims which in the aggregate exceed $6,000,000 but do not exceed $30,000,000, to be effective for not less than two years following the Subject Acquisition closing date, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all documentation relating to the Subject Acquisition documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price, together with associated transaction costs and expenses, shall not exceed $160,000,000, plus the Contingent Payment Obligation; provided, in the event of the exercise of the First Refusal Rights, the cash portion of the purchase price, together with associated transaction costs and expenses, shall not exceed $127,000,000, plus the Contingent Payment Obligation.

          (f) Both immediately prior to and immediately following the consummation of the Subject Acquisition, no Material Adverse Change shall have occurred since December 31, 2000, and no Default or Event of Default shall have occurred and be continuing.

          (g) All American shall have delivered Security Documents pursuant to
     Section 6.14 of the Agreement with respect to the assets acquired pursuant to the Subject Acquisition, provided, with respect to those assets constituting undivided interests in joint venture pipeline assets or general partnership interests requiring the consent or approval of third parties to the delivery of such Security Documents, All American shall use its commercially reasonable best efforts, as determined by Administrative Agent, to deliver such Security Documents with respect to such assets.

     The undersigned Lender hereby consents to amending clause (C)(iv)(b) of the definition of "Permitted Acquisition" in its entirety to read as follows:

     (b) if the total purchase price of any such acquisition exceeds $5,000,000, then the aggregate of the total purchase prices (including any assumed Indebtedness) for all such acquisitions from October 25, 2001 through the US Maturity Date does not exceed $50,000,000 (which amount, for the avoidance of doubt, excludes acquisitions described in the preceding clause
     (iv)(a)), excluding (x) the acquisition of the Wapella pipeline system, and
     (y) any acquisition otherwise expressly consented to by the requisite Lenders prescribed by Section 10.1(a).

     The undersigned Lender hereby consents to amending Section 10.5(c)(iv) in its entirety to read as follows:

          (iv) Each assignee Canadian Revolver Lender shall be a financial institution that is (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada); or (ii) an "authorized foreign bank" as defined in section 2 of the Bank Act (Canada) and in subsection 248(1) of the Income Tax Act (Canada), that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada) and which will receive all amounts paid or credited to it under its Canadian Revolver Loans and Canadian Revolver Note in respect of its "Canadian banking business" for the purposes of paragraph 212(13.3)(a) of the Income Tax Act (Canada).

     The effectiveness of this Amendment shall be conditioned upon the contemporaneous effectiveness of an amendment to the Marketing Credit Agreement on substantially identical terms and shall become effective upon (i) consent of Majority Lenders, (ii) acceptance hereof by Borrower, and (iii) payment of a $5,000 consent fee to (i) each commercial bank that is a Lender and (ii) each institutional fund family with one or more funds that are Lenders. Please execute a copy of this letter in the space provided below to evidence your consent to the foregoing and fax a copy to the Administrative Agent (c/o Terry Ronan) at 617-434-3652 by 5:00 p.m., Monday, October 29th.

     Thank you for your assistance on such short notice.

                              FLEET NATIONAL BANK, Administrative Agent


                              By:    /s/  Terrence Ronan
                                 ------------------------------------------
                                 Terrence Ronan, Managing Director

We hereby consent to the foregoing

First Union National Bank

By:   /s/ Robert R. Wetteroff
   ---------------------------------
 Name: Robert R. Wetteroff
 Title: Senior Vice President

Bank of American, N.A.

By:   /s/ Ronald E. McKaig
   ---------------------------------
 Name: Ronald E. McKaig
 Title: Managing Director

Bank One, N.A.

By:   /s/ Charles Kingswell-Smith
   ---------------------------------
 Name: Charles Kingswell-Smith
 Title: First Vice President

Fortis Capital Corp.

By:   /s/ Darrell W. Holley
   ---------------------------------
 Name: Darrell W. Holley
 Title: Managing Director

By:    /s/ Deirdre Sanborn
   ---------------------------------
 Name: Deirdre Sanborn
 Title: Vice President

U.S. Bank National Association

By:   /s/ Monte E. Deckerd
   ---------------------------------
 Name: Monte E. Deckerd
 Title: Vice President

Bank of Scotland

By:   /s/ Joseph Fratus
   ---------------------------------
 Name: Joseph Fratus
 Title: Vice President

Wells Fargo Bank (Texas)

By:   /s/ John Lane
   ---------------------------------
 Name: John Lane
 Title: Vice President

The Bank of Nova Scotia

By:   /s/ M. D. Smith
   ---------------------------------
 Name: M. D. Smith
 Title: Agent

Credit Agricole Indosuez

By:   /s/ Brian Knezeak
   ---------------------------------
 Name: Brian Knezeak
 Title: FVP, Manager

By:   /s/ Michael D. Willis
   ---------------------------------
 Name: Michael D. Willis
 Title: VP, Credit Analysis

Toronto Dominion (Texas), Inc.

By:   /s/ Jim Bridwell
   ---------------------------------
 Name: Jim Bridwell
 Title: Vice President

Southwest Bank of Texas, N.A.

By:   /s/ A. Stephen Kennedy
   ---------------------------------
 Name: A. Stephen Kennedy
 Title: Senior Vice President

Union Bank of California, N.A.

By:   /s/ Randall Octerberg
   ---------------------------------
 Name: Randall Octerberg
 Title: Senior Vice President

Comerica Bank-Texas

By:   /s/ H. Vadgama
   ---------------------------------
 Name: Huma Vadgama
 Title: Corporate Bank Net Officer

Heller Financial, Inc.

By:   /s/ Andrew J. Pluta
   ---------------------------------
 Name: Andrew J. Pluta
 Title: Vice President

BNP Paribas

By:   /s/ Edward K. Chin
   ---------------------------------
 Name: Edward K. Chin
 Title: Director

By:    /s/  Keith Cox
   ---------------------------------
  Name: Keith Cox
  Title: Director

Heller Financial Canada, Ltd.

By:   /s/ Stephen B. Smith
   ---------------------------------
 Name: Stephen B. Smith
 Title: Senior Vice President

The Toronto-Dominion Bank

By:   /s/ Loretta Palandri
   ---------------------------------
 Name: Loretta Palandri
 Title: Vice President - Corporate Credit

Bank of America Canada

By:   /s/ Donald R. Chung
   ---------------------------------
 Name: Donald R. Chung
 Title: Vice President Corporate Investment Banking

BNP Paribas (Canada)

By:   /s/ Paul McCuaig
   ---------------------------------
 Name: Paul McCuaig
 Title: Vice President, Energy & Project Finance

By:   /s/ Michael Gosselin
   ---------------------------------
 Name: Michael Gosselin
 Title: Director, Energy & Project Finance

Morgan Stanley Prime Income Trust

By:   /s/ Sheila Finnerty
   ---------------------------------
 Name: Sheila Finnerty
 Title: Executive Director

Emerald Orchard, Limited

By:   /s/   Dana Schwalie
   ---------------------------------
    Name: Dana Schwalie
    Title: Attorney-in-Fact

Allstate Life Insurance Company

By:
   ---------------------------------
    Name:
    Title:

Variable Insurance Products Fund II:
Asset Manager Portfolio

By:   /s/   John H. Costello
   ---------------------------------
    Name:  John H. Costello
    Title: Assistant Treasurer


Variable Insurance Products Fund II:
Asset Manager Portfolio

By:   /s/   John H. Costello
   ---------------------------------
    Name:   John H. Costello
    Title:  Assistant Treasurer


Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income Fund

By:   /s/   John H. Costello
   ---------------------------------
    Name:   John H. Costello
    Title:  Assistant Treasurer

* The above Fidelity entities own the Term Loan


By:   /s/   William A. Hayes
   ---------------------------------
    Name:   William A. Hayes
    Title:  Director


First Union Institutional Debt Management, Inc. ("IDM")

In its individual capacity and as Collateral Manager on behalf of the investment funds under its management as listed in Annex A hereto

Annex A
As of date of this Agreement, IDM serves as Collateral
Manager on behalf of the following funds:

.. ELC (Cayman) Ltd 1999-III
.. ELC (Cayman) Ltd 2000-I
.. APEX (IDM) CDO I, Ltd.
.. TRYON CLO Ltd. 2000-1


Monument Capital Ltd.

By:   /s/   Robert Bayor
   ---------------------------------
    Name:   Robert Bayor
    Title:  Vice President


New Alliance Global CDO Limited

By:   /s/   Robert Bayor
   ---------------------------------
    Name:   Robert Bayor
    Title:  Vice President


Carlyle High Yield Partners II, Ltd.

By:   /s/   Linda M. Pace
   ---------------------------------
    Name:   Linda M. Pace
    Title:  Vice President

Carlyle High Yield Partners III, Ltd.

By:   /s/   Linda M. Pace
   ---------------------------------
    Name:   Linda M. Pace
    Title:  Vice President


Winged Foot Funding Trust

By:   /s/   Ann E. Morris
   ---------------------------------
    Name:   Ann E. Morris
    Title:  Authorized Agent


K2H CNC LLC

By:   /s/   Susan Lee
   ---------------------------------
    Name:   Susan Lee
    Title:  Authorized Agent


First Dominion Funding

By:   /s/   Andrew H. Marshak
   ---------------------------------
    Name:   Andrew H. Marshak
    Title:  Authorized Signatory


Jupiter Funding Trust

By:   /s/   Ann E. Morris
   ---------------------------------
    Name:   Ann E. Morris
    Title:  Authorized Agent


Olympic Funding Trust, Series 1999-1

By:   /s/   Ann E. Morris
   ---------------------------------
    Name:   Ann E. Morris
    Title:  Authorized Agent


First Dominion Funding II

By:   /s/   Andrew H. Marshak
   ---------------------------------
    Name:   Andrew H. Marshak
    Title:  Authorized Signatory


Franklin CLO I, Limited

By:   /s/   Chauncey Lufkin
   ---------------------------------
    Name:   Chauncey Lufkin
    Title:  Vice President

K2H Pondview LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


Muirfield Trading LLC

By:   /s/  Ann E. Morris
   ---------------------------------
    Name:  Ann E. Morris
    Title: Asst. Vice President


Franklin CLO II, Limited

By:   /s/  Chauncey Lufkin
   ---------------------------------
    Name:  Chauncey Lufkin
    Title: Vice President


K2H ING-1 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H ING-2 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H ING-3 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H Concord LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H Crescent-2 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H Crescent-3 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

The Sumitomo Trust & Banking Co., Ltd.
 New York Branch

By:   /s/  Elizabeth A. Quirk
   ---------------------------------
    Name:  Elizabeth A. Quirk
    Title: Vice President

Van Kampen
Senior Income Trust

By: Van Kampen Investment Advisory Corp.

By:   /s/  Darvin D. Pierce
   ---------------------------------
    Name:  Darvin D. Pierce
    Title: Executive Director

K2H Waterside LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H Highland-2 LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

K2H Pamco LLC

By:   /s/  Susan Lee
   ---------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


Archimedes Funding III, Ltd

By: ING Capital Advisors, LLC,
    as Collateral Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

Balanced High Yield Fund II, Ltd.

By: ING Capital Advisors, LLC,
    as Asset Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

The ING Capital Senior Secured
 High Income Holdings Fund, Ltd

By: ING Capital Advisors, LLC,
    as Investment Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

ORYX CLO, LTD.

By: ING Capital Advisors, LLC,
    as Collateral Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

Swiss Life US Rainbow Limited

By: ING Capital Advisors, LLC,
    as Investment Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

SEQUILS-ING I (HBDGM), Ltd.

By: ING Capital Advisors, LLC,
    as Collateral Manager

By:   /s/  Greg M. Masuda
   ---------------------------------
    Name:  Greg M. Masuda
    Title: Vice President

PLAINS MARKETING, L.P., US Borrower
ALL AMERICAN PIPELINE, L.P., Guarantor

By:  Plains Marketing GP Inc., General Partner

     By: /s/   Phil Kramer
        ---------------------------------
          Phil Kramer, Exec. Vice President

PLAINS MARKETING CANADA, L.P., Canadian Revolver Borrower

By:  PMC (Nova Scotia) Company, General Partner

By:  /s/   Phil Kramer
   -----------------------------------------
     Phil Kramer, Exec. Vice President

PMC (NOVA SCOTIA) COMPANY, Term Borrower

By:  /s/   Phil Kramer
   -----------------------------------------
     Phil Kramer, Exec. Vice President

PLAINS ALL AMERICAN PIPELINE, L.P., Guarantor

By:  Plains AAP, L.P., General Partner

By:  Plains All American GP LLC, its general partner

     By:  /s/   Phil Kramer
        -----------------------------------------
          Phil Kramer, Exec. Vice President

                             CONSENT AND AGREEMENT

     The undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated May 4, 2001 made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that the undersigned guarantees all indebtedness, liabilities and obligations arising under or in connection with any and all Notes, pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              PLAINS MARKETING CANADA LLC

                              By:  Plains Marketing, L.P., its sole member

                                    By:  Plains Marketing GP Inc.,
                                         its general partner

                                    By:  /s/ Phil Kramer
                                       -----------------------------------------
                                         Phil Kramer, Exec. Vice President